SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

          THIS SECOND AMENDMENT is entered into effective November 30, 1996, among Schnitzer Steel Industries, Inc., an Oregon corporation (the "Company"), the undersigned beneficial owners of Class B Common Stock of the Company (the "Shareholders") and CAROL S. LEWIS, DORI SCHNITZER, GARY SCHNITZER AND RITA S. PHILIP (the "Trustees").

1.   The Agreement is amended to include the following new provision:

          2.3 Conversion of Shares for Purposes of Charitable Donations. A Shareholder may convert any number of shares of that Shareholder's Class B Common Stock into Class A Common Stock, without complying with the provisions of Sections 2.2.2 or 2.2.3 of this Agreement; provided, the Class A Common Stock received in the conversion is immediately thereafter transferred to any organization which is exempt from taxation under Internal Revenue Code ss.501(c)(3); provided further, that no such conversion will be permitted if, following the conversion, the remaining number of shares of Class B Common Stock would be less than twenty-five percent of the sum of the number of outstanding shares of Class B Common Stock and Class A Common Stock.

2. Except as specifically amended by this Second Amendment, the Agreement shall remain unmodified and in full force and effect.

3. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date written above.

                                   THE COMPANY

                        SCHNITZER STEEL INDUSTRIES, INC.

                                 /s/ R.W. PHILIP
                        --------------------------------
                              By: Robert W. Philip
                                 Its: President


                                  THE TRUSTEES

                          MANUEL SCHNITZER FAMILY GROUP

                               /s/ CAROL S. LEWIS
                        --------------------------------
                                 Carol S. Lewis


                          MORRIS SCHNITZER FAMILY GROUP

                               /s/ DORI SCHNITZER
                        --------------------------------
                                 Dori Schnitzer


                         GILBERT SCHNITZER FAMILY GROUP

                               /s/ GARY SCHNITZER
                        --------------------------------
                                 Gary Schnitzer


                         LEONARD SCHNITZER FAMILY GROUP

                               /s/ RITA S. PHILIP
                        --------------------------------
                                 Rita S. Philip

                                THE SHAREHOLDERS

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

            MANUEL SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE

Manuel Schnitzer and
Edith Schnitzer, Trustees
U/A/D February 8, 1989,
with Manuel Schnitzer

       /s/ EDITH SCHNITZER                   /s/ MANUEL SCHNITZER
----------------------------------     ----------------------------------
Edith Schnitzer, as Trustee            Manuel Schnitzer, as Trustee


Edith Schnitzer and
Manuel Schnitzer, Trustees
U/A/D February 8, 1989,
with Edith Schnitzer

       /s/ EDITH SCHNITZER                   /s/ MANUEL SCHNITZER
----------------------------------     ----------------------------------
Edith Schnitzer, as Trustee            Manuel Schnitzer, as Trustee


Manuel Schnitzer and
Edith Schnitzer, Trustees
U/A/D February 8, 1989,
with Manuel Schnitzer; and
Edith Schnitzer and Manuel
Schnitzer, Trustees U/A/D
February 8, 1989, with Edith
Schnitzer, each trust as a
tenant in common

       /s/ EDITH SCHNITZER                   /s/ MANUEL SCHNITZER
----------------------------------     ----------------------------------
Edith Schnitzer, as Trustee            Manuel Schnitzer, as Trustee


       /s/ CAROL S. LEWIS
----------------------------------
Carol S. Lewis

FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
CAROL LEWIS, Trustees for
Carol Lewis, et al, under Trust        FIRST INTERSTATE BANK OF
Agreement dated January 30, 1970       OREGON, N.A., as Trustee
                                       NKA Wells Fargo Bank, N.A.

       /s/ CAROL S. LEWIS                    /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Carol S. Lewis, as Trustee             By:  Marcia L. Jory
                                       Title: Vice President & Area Manager

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

            MANUEL SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


        /s/ SCOTT LEWIS
----------------------------------
Scott Lewis


        /s/ SCOTT LEWIS
----------------------------------
Scott Lewis, as Custodian
under the Oregon Uniform
Transfers to Minors Act,
F/B/O Zachary Lewis


        /s/ LARRY LEWIS
----------------------------------
Larry Lewis


        /s/ KATHLEEN LEWIS
----------------------------------
Kathleen Lewis


        /s/ MARILYN S. EASLY
----------------------------------
Marilyn S. Easly

FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
MARILYN EASLY, Trustees for
Marilyn Easly, et al, under Trust      FIRST INTERSTATE BANK OF
Agreement dated January 30, 1970       OREGON, N.A., as Trustee
                                       NKA Wells Fargo Bank, N.A.

        /s/ MARILYN EASLY                    /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Marilyn Easly, as Trustee              By: Marcia L. Jory
                                       Title: Vice President & Area Manager


        /s/ DAVID S. EASLY
----------------------------------
David S. Easly


        /s/ DANIELLE C. EASLY
----------------------------------
Danielle C. Easly


        /s/ SEAN M. EASLY
----------------------------------
Sean M. Easly

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

            MORRIS SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE

Mildred Schnitzer and
Dori Schnitzer, Trustees,
Trust A U/W/O Morris Schnitzer,
dated March 12, 1980, F/B/O
Mildred Schnitzer

        /s/ MILDRED SCHNITZER                /s/ DORI SCHNITZER
----------------------------------     ----------------------------------
Mildred Schnitzer, as Trustee          Dori Schnitzer, as Trustee


Mildred Schnitzer and
Dori Schnitzer, Trustees
U/A/D April 17, 1989,
with Mildred Schnitzer

        /s/ MILDRED SCHNITZER                /s/ DORI SCHNITZER
----------------------------------     ----------------------------------
Mildred Schnitzer, as Trustee          Dori Schnitzer, as Trustee


Jean S. Reynolds and Dori Schnitzer,
Trustees U/A with Jean S. Reynolds
dated November 30, 1992

        /s/ JEAN S. REYNOLDS                 /s/ DORI SCHNITZER
----------------------------------     ----------------------------------
Jean S. Reynolds, as Trustee           Dori Schnitzer, as Trustee


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
JEAN S. REYNOLDS, Trustees
for Jean S. Reynolds, et al,
under Trust Agreement dated            FIRST INTERSTATE BANK OF
January 30, 1970                       OREGON, N.A., as Trustee
                                       NKA Wells Fargo Bank, N.A.


        /s/ JEAN S. REYNOLDS                 /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Jean S. Reynolds, as Trustee           By: Marcia L. Jory, VP
                                       Its:  Vice President & Area Manager


        /s/ SAMANTHA DAVIS
----------------------------------
Samantha Paige Davis

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

            MORRIS SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE

Mildred Schnitzer and
Jean S. Reynolds, Trustees,
Trust B U/W/O Morris Schnitzer,
dated March 12, 1980, F/B/O
Samantha Paige Davis

        /s/ JEAN S. REYNOLDS                 /s/ MILDRED SCHNITZER
----------------------------------     ----------------------------------
Jean S. Reynolds, as Trustee           Mildred Schnitzer, as Trustee


        /s/ JEAN S. REYNOLDS
----------------------------------
Jean S. Reynolds, as Custodian
under the California Uniform
Transfers to Minors Act, F/B/O
Alan Scott Davis


Mildred Schnitzer and Jean S.
Reynolds, Trustees, Trust B
U/W/O Morris Schnitzer,
dated March 12, 1980,
F/B/O Alan Scott Davis

        /s/ JEAN S. REYNOLDS                 /s/ MILDRED SCHNITZER
----------------------------------     ----------------------------------
Jean S. Reynolds, as Trustee           Mildred Schnitzer, as Trustee


        /s/ N. DICKSON DAVIS
----------------------------------
N. Dickson Davis


        /s/ DORI SCHNITZER
----------------------------------
Dori Schnitzer


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
DORI SCHNITZER, Trustees,
for Dori Schnitzer, et al,
under Trust Agreement dated            FIRST INTERSTATE BANK OF
January 30, 1970                       OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ DORI SCHNITZER                   /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Dori Schnitzer, as Trustee             By: Marcia L. Jory
                                       Title:  Vice President &
                                               Area Manager

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

            MORRIS SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


Dane M. Brown Irrevocable Trust,
Susan Schnitzer, Trustee
U/A/D 4/10/95

        /s/ SUSAN SCHNITZER
----------------------------------
Susan Schnitzer, as Trustee


        /s/ SUSAN SCHNITZER
----------------------------------
Susan Schnitzer


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
SUSAN DEE SCHNITZER, Trustees
for Susan Dee Schnitzer, et al,
under Trust Agreement dated            FIRST INTERSTATE BANK OF
January 30, 1970                       OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ SUSAN SCHNITZER                  /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Susan Schnitzer, as Trustee            By: Marcia L. Jory
                                       Title: Vice President & Area Manager


        /s/ SUSAN SCHNITZER
----------------------------------
Susan Schnitzer, as Custodian
under the Oregon Uniform Transfers
to Minors Act, F/B/O
Matthew S. Goodman


        /s/ SUSAN SCHNITZER
----------------------------------
Susan Schnitzer, as Custodian
under the Oregon Uniform Transfers
to Minors Act, F/B/O
Whitney M. Goodman

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

            MORRIS SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE



        /s/ SUSAN SCHNITZER
----------------------------------
Susan Schnitzer, as Custodian
under the Oregon Uniform Transfers
to Minors Act, F/B/O
Stephen S. Goodman


        /s/ DORI SCHNITZER
----------------------------------
Dori Schnitzer, Trustee of
Schnitzer Trust 2-3-2 dated
December 27, 1991, F/B/O
Matthew S. Goodman


        /s/ DORI SCHNITZER
----------------------------------
Dori Schnitzer, Trustee of
Schnitzer Trust 2-3-3 dated
December 27, 1991, F/B/O
Whitney M. Goodman


        /s/ DORI SCHNITZER
----------------------------------
Dori Schnitzer, Trustee of
Schnitzer Trust 2-3-4 dated
December 27, 1991, F/B/O
Stephen S. Goodman

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           GILBERT SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


Gilbert Schnitzer and
Thelma S. Schnitzer, Trustees
U/A/D February 7, 1989, with
Gilbert Schnitzer

        /s/ GILBERT SCHNITZER                /s/ THELMA S. SCHNITZER
----------------------------------     ----------------------------------
Gilbert Schnitzer, as Trustee          Thelma S. Schnitzer, as Trustee


Thelma S. Schnitzer and
Gilbert Schnitzer, Trustees
U/A/D February 7, 1989, with
Thelma S. Schnitzer

        /s/ GILBERT SCHNITZER                /s/ THELMA S. SCHNITZER
----------------------------------     ----------------------------------
Gilbert Schnitzer, as Trustee               Thelma S. Schnitzer, as Trustee


        /s/ GARY SCHNITZER
----------------------------------
Gary Schnitzer


FIRST INTERSTATE BANK OF
OREGON, N.A. and GARY
SCHNITZER, Trustees for
Gary Schnitzer, et al, under
Trust Agreement dated                  FIRST INTERSTATE BANK
January 30, 1970                       OF OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ GARY SCHNITZER                   /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Gary Schnitzer, as Trustee             By:  Marcia L. Jory
                                       Title:  Vice President &
                                               Area Manager


        /s/ GREGORY SCHNITZER
----------------------------------
Gregory Schnitzer


        /s/ GARY SCHNITZER
----------------------------------
Gary Schnitzer, Trustee
U/A/D January 2, 1974,
F/B/O Gregory Schnitzer

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           GILBERT SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


        /s/ GARY SCHNITZER, Trustee
----------------------------------
Gary Schnitzer, Trustee
U/A/D December 12, 1986,
F/B/O Gregory Schnitzer


Deborah S. Novack and
Kenneth M. Novack, Trustees
U/A/D 7/31/91, fbo
Deborah S. Novack

        /s/ DEBORAH S. NOVACK                /s/ K. M. NOVACK
----------------------------------     ----------------------------------
Deborah S. Novack, as Trustee          Kenneth M. Novack, as Trustee


FIRST INTERSTATE BANK OF
OREGON, N.A. and DEBORAH NOVACK,
Trustees for Deborah Novack,
et al, under Trust Agreement           FIRST INTERSTATE BANK OF
dated January 30, 1970                 OREGON, N.A.
                                       NKA Wells Fargo Bank, NA

        /s/ DEBORAH S. NOVACK                /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Deborah S. Novack, as Trustee          By:  Marcia L. Jory, VP
                                       Title:  Vice President &
                                               Area Manager

Kenneth M. Novack and
Deborah S. Novack, Trustees
U/A/D 7/31/91, fbo
Kenneth M. Novack

        /s/ DEBORAH S. NOVACK                /s/ K. M. NOVACK
----------------------------------     ----------------------------------
Deborah S. Novack, as Trustee          Kenneth M. Novack, as Trustee


        /s/ MELANIE NOVACK
----------------------------------
Melanie A. Novack


        /s/ DEBORAH S. NOVACK
----------------------------------
Deborah S. Novack, Trustee
U/A/D July 1, 1974,
F/B/O Melanie A. Novack

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           GILBERT SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE



        /s/ DEBORAH S. NOVACK
----------------------------------
Deborah S. Novack, Trustee
U/A/D December 12, 1986,
F/B/O Melanie A. Novack


        /s/ DEBORAH S. NOVACK
----------------------------------
Deborah S. Novack, Trustee
U/A/D January 2, 1976,
F/B/O Melanie A. Novack


        /s/ DEBORAH S. NOVACK
----------------------------------
Deborah S. Novack, Trustee
U/A/D December 12, 1986,
F/B/O Kevin P. Novack


        /s/ DEBORAH S. NOVACK
----------------------------------
Deborah S. Novack, Trustee
U/A/D April 30, 1976,
F/B/O Kevin P.  Novack


        /s/ DEBORAH S. NOVACK
----------------------------------
Deborah S. Novack, as Custodian
under the Oregon Uniform
Transfers to Minors Act,
F/B/O Kevin P. Novack

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           LEONARD SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


Leonard Schnitzer and
Lois T. Schnitzer, Trustees
U/A/D May 3, 1989, with
Leonard Schnitzer


        /s/ LEONARD SCHNITZER                /s/ LOIS SCHNITZER
----------------------------------     ----------------------------------
Leonard Schnitzer, as Trustee          Lois T. Schnitzer, as Trustee


Lois T. Schnitzer and
Leonard Schnitzer, Trustees
U/A/D May 3, 1989, with
Lois T. Schnitzer


        /s/ LEONARD SCHNITZER                /s/ LOIS SCHNITZER
----------------------------------     ----------------------------------
Leonard Schnitzer, as Trustee          Lois T. Schnitzer, as Trustee


Lois T. Schnitzer and
Leonard Schnitzer, Trustees
U/A/D May 3, 1989, with
Lois T. Schnitzer; and
Leonard Schnitzer and Lois T.
Schnitzer, Trustees U/A/D
May 3, 1989, with Leonard
Schnitzer, each trust to take
as a tenant in common

        /s/ LEONARD SCHNITZER                /s/ LOIS SCHNITZER
----------------------------------     ----------------------------------
Leonard Schnitzer, as Trustee               Lois T. Schnitzer, as Trustee


Rita S. Philip and Robert W.
Philip, as Co-Trustees under
Trust Agreement with Rita S.
Philip dated 4/21/93


        /s/ RITA S. PHILIP                   /s/ ROBERT W. PHILIP
----------------------------------     ----------------------------------
Rita S. Philip, as Trustee             Robert W. Philip, as Trustee

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           LEONARD SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


        /s/ MICHELE PHILIP
----------------------------------
Michele Babette Philip


Rita S. Philip, Family
Trustee and Jill Schnitzer
Edelson, Independent Trustee
U/A/D December 22, 1994, F/B/O
Michele Babette Philip


        /s/ RITA S. PHILIP                   /s/ JILL SCHNITZER
----------------------------------     ----------------------------------
Rita S. Philip, as Trustee             Jill Schnitzer Edelson, Trustee


Rita S. Philip, Family
Trustee and Jill Schnitzer
Edelson, Independent Trustee
U/A/D December 22, 1994, F/B/O
Joshua Henry Philip

        /s/ RITA S. PHILIP                   /s/ JILL SCHNITZER
----------------------------------     ----------------------------------
Rita S. Philip, as Trustee                  Jill Schnitzer Edelson, Trustee


        /s/ GAYLE S. ROMAIN
----------------------------------
Gayle S. Romain


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
GAYLE ROSENCRANTZ, Trustees
for Gayle Rosencrantz, et al,
under Trust Agreement                  FIRST INTERSTATE BANK
dated January 30, 1970                 OR OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ GAYLE S. ROMAIN                  /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Gayle S. Romain                        By: Marcia L. Jory
                                       Title: Vice President & Area Manager

        /s/ LAURA H. ROSENCRANTZ
----------------------------------
Laura H. Rosencrantz

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           LEONARD SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


Gayle S. Romain, Family
Trustee and Mardi S. Schnitzer,
Independent Trustee U/A/D
December 22, 1994, F/B/O
Laura H. Rosencrantz


        /s/ GAYLE S. ROMAIN                  /s/ MARDI S. SCHNITZER
----------------------------------     ----------------------------------
Gayle S. Romain, as Trustee            Mardi S. Schnitzer, as Trustee


        /s/ BRYAN L. ROSENCRANTZ
----------------------------------
Bryan L. Rosencrantz


Gayle S. Romain, Family
Trustee and Mardi S. Schnitzer,
Independent Trustee U/A/D
December 22, 1994, F/B/O
Bryan L. Rosencrantz


        /s/ GAYLE S. ROMAIN                  /s/ MARDI S. SCHNITZER
----------------------------------     ----------------------------------
Gayle S. Romain, as Trustee            Mardi S. Schnitzer, as Trustee


        /s/ SANDRA LEE SCHNITZER
----------------------------------
Sandra Lee Schnitzer


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
SANDRA SCHNITZER, Trustees for
Sandra Schnitzer, et al,
under Trust Agreement                  FIRST INTERSTATE BANK OF
dated January 30, 1970                 OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ SANDRA SCHNITZER                 /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Sandra Schnitzer, as Trustee           By: Marcia L. Jory
                                       Title: Vice President & Area Manager

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           LEONARD SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


        /s/ MARDI S. SCHNITZER
----------------------------------
Mardi S. Schnitzer


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
Mardi Schnitzer Lippman,
Trustees for Mardi Schnitzer
Lippman, et al,
under Trust Agreement                  FIRST INTERSTATE BANK OF
dated January 30, 1970                 OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ MARDI S. SCHNITZER               /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Mardi S. Schnitzer, as Trustee         By:  Marcia L. Jory
                                       Title: Vice President & Area Manager


Mardi S. Schnitzer, Family
Trustee, and Rita S. Philip
and Gayle S. Romain, Independent
Trustees U/A/D December 22,
1994, F/B/O David R. Lippman

        /s/ MARDI S. SCHNITZER               /s/ RITA S. PHILIP
----------------------------------     ----------------------------------
Mardi S. Schnitzer, as Trustee         Rita S. Philip, as Trustee


        /s/ GAYLE S. ROMAIN
----------------------------------
Gayle S. Romain, as Trustee


Mardi S. Schnitzer, Family
Trustee, and Rita S. Philip
and Gayle S. Romain, Independent
Trustees U/A/D December 22,
1994, F/B/O Marc A. Lippman

        /s/ MARDI S. SCHNITZER               /s/ RITA S. PHILIP
----------------------------------     ----------------------------------
Mardi S. Schnitzer, as Trustee         Rita S. Philip, as Trustee


        /s/ GAYLE S. ROMAIN
----------------------------------
Gayle S. Romain, as Trustee

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           LEONARD SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


Jill Schnitzer Edelson
and Richard H. Edelson,
Trustees U/A/D 2/22/95,
F/B/O Jill Schnitzer Edelson

        /s/ JILL SCHNITZER EDELSON           /s/ RICHARD H. EDELSON
----------------------------------     ----------------------------------
Jill Schnitzer Edelson, as Trustee     Richard H. Edelson, as Trustee


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
LOIS SCHNITZER, Trustees for
Jill Sophia Schnitzer, et al,
under Trust Agreement                  FIRST INTERSTATE BANK OF
dated January 30, 1970                 OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ LOIS SCHNITZER                   /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Lois Schnitzer, as Trustee             By:  Marcia L. Jory
                                       Title:  Vice President & Area Manager


Jill Schnitzer Edelson, Family
Trustee and Dina Evan Schnitzer,
Independent Trustee U/A/D
December 22, 1994, F/B/O
Brooke Danielle Edelson

        /s/ JILL SCHNITZER EDELSON           /s/ DINA EVAN SCHNITZER
----------------------------------     ----------------------------------
Jill Schnitzer Edelson, as Trustee     Dina Evan Schnitzer, as Trustee


Jill Schnitzer Edelson, Family
Trustee and Dina Evan Schnitzer,
Independent Trustee U/A/D
December 22, 1994, F/B/O
Lauren Rachelle Edelson

        /s/ JILL SCHNITZER EDELSON           /s/ DINA EVAN SCHNITZER
----------------------------------     ----------------------------------
Jill Schnitzer Edelson, as Trustee     Dina Evan Schnitzer, as Trustee

                        SCHNITZER STEEL INDUSTRIES, INC.
             SECOND AMENDMENT TO VOTING TRUST AND BUY-SELL AGREEMENT
             -------------------------------------------------------

           LEONARD SCHNITZER FAMILY GROUP--SHAREHOLDER SIGNATURE PAGE


Dina Evan Schnitzer
Revocable Trust U/A/D 8/19/94,
Leonard E. Schnitzer, Gayle S.
Romain and Dina Evan Schnitzer,
Collectively as Trustee


        /s/ LEONARD E. SCHNITZER             /s/ DINA EVAN SCHNITZER
----------------------------------     ----------------------------------
Leonard E. Schnitzer, as Trustee       Dina Evan Schnitzer, as Trustee


        /s/ GAYLE S. ROMAIN
----------------------------------
Gayle S. Romain, as Trustee


FIRST INTERSTATE BANK OF
OREGON, N.A. (formerly First
National Bank of Oregon) and
LOIS SCHNITZER, Trustees for
Dina Evan Schnitzer, et al,
under Trust Agreement                  FIRST INTERSTATE BANK OF
dated January 30, 1970                 OREGON, N.A.
                                       NKA Wells Fargo Bank, N.A.

        /s/ LOIS SCHNITZER                   /s/ MARCIA L. JORY, VP
----------------------------------     ----------------------------------
Lois Schnitzer, as Trustee             By:  Marcia L. Jory
                                       Title:  Vice President & Area Manager